SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                         Amendment #1 To Current Report



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 8, 1998



                      CENTIGRAM COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                                    94-2418021
--------------------------------------------------------------------------------
   (State of Incorporation)             (I.R.S. Employer Identification Number)


                                     0-19558
                          ----------------------------
                            (Commission File Number)


                              91 EAST TASMAN DRIVE
                           SAN JOSE, CALIFORNIA 95134
          (Address of principal executive offices, including zip code)

                                 (408) 944-0250
              (Registrant's telephone number, including area code)


                                       N/A
             (Former name or address, if changed since last report)

                      INFORMATION TO BE INCLUDED IN REPORT

         This Form 8-K/A amends Item 7 of that certain Form 8-K filed with the Securities and Exchange Commission on May 8, 1998 (the "Original Form 8-K") by including the financial information referred to below.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not required.

(b)      Pro Forma Financial Information.

         The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet at May 2, 1998, and the Unaudited Pro Forma Condensed Statements of Operations for the six months ending May 2, 1998, and for the twelve months ended November 1, 1997 reflect the sale of the CPE business unit ("CPE") on May 8, 1998 to Mitel Corporation. The Company received cash of approximately $26.8 million in this transaction.

         The Unaudited Pro Forma Condensed Balance Sheet as of May 2, 1998 reflects the elimination of the assets sold and the liabilities incurred, assuming the sale transaction had occurred on May 2, 1998.

         The Unaudited Pro Forma Condensed Statements of Operations for the six months ended May 2, 1998 and the twelve months ended November 1, 1997 reflects the elimination of net revenue, cost of sales, and operating expenses related to the CPE business unit and assumes that the sale transaction was completed at the beginning of the relevant reporting period.

         The unaudited pro forma financial information is not necessarily indicative of the results or financial position that would actually have been reported had the sale transaction underlying the pro forma adjustments actually been consummated on such dates nor is it necessarily indicative of future operating results or financial position.

(c)      Exhibits:

         The following exhibits are filed herewith:

         2.1* Agreement for Purchase and Sale of Assets dated as of April 15, 1998 by and among Centigram Communications Corporation, Mitel, Inc. and Mitel Corp.

         ----------------
         *   Previously filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      CENTIGRAM COMMUNICATIONS CORPORATION
                                  (Registrant)

                       /s/  Thomas E. Brunton
                       -------------------------------------------------------
                       Thomas E. Brunton
                       Senior Vice President and Chief Financial Officer

                       Date:   July ___ , 1998

Centigram Communications Corporation
Proforma Condensed Consolidated Balance Sheet (Unaudited)
May 2, 1998


                                                                                   Centigram             Less:            Total As
(In thousands)                                                                    Consolidated            CPE             Adjusted
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (a)                (b)                (c)
ASSETS
Current Assets:
     Cash and short-term investments                                                $  46,390          $  26,849          $  73,239
     Trade receivables, net                                                            18,031             (3,778)            14,253
     Inventories                                                                        8,399             (2,900)             5,499
     Other current assets                                                               1,543                (74)             1,469
                                                                                    ---------          ---------          ---------
       Total current assets                                                            74,363             20,097             94,460
Property and equipment, net                                                            10,178             (3,027)             7,151
Intangible assets, net                                                                  1,332               (382)               950
Deposits and other assets                                                               2,523                (63)             2,460
                                                                                    ---------          ---------          ---------
                                                                                    $  88,396          $  16,625          $ 105,021
                                                                                    =========          =========          =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                               $   6,555          $     393          $   6,948
     Accrued compensation                                                               4,060                (86)             3,974
     Accrued income taxes                                                                --                1,100              1,100
     Accrued expenses, warranty and
         other liabilities                                                              6,424              1,756              8,180
                                                                                    ---------          ---------          ---------
       Total current liabilities                                                       17,039              3,163             20,202
Commitment and contingencies
Stockholders' equity
     Common stock and capital in excess
         of par value                                                                  90,826               --               90,826
     Treasury stock, at cost                                                           (2,333)              --               (2,333)
     Accumulated deficit                                                              (17,292)            13,462             (3,830)
     Other                                                                                156               --                  156
                                                                                    ---------          ---------          ---------
       Total stockholders' equity                                                      71,357             13,462             84,819
                                                                                    ---------          ---------          ---------
                                                                                    $  88,396          $  16,625          $ 105,021
                                                                                    =========          =========          =========


(a) Represents historical Centigram Communications Corporation ("Centigram") Consolidated Balance Sheet, including CPE business unit.

(b)    Represents  CPE  business  unit  sold to  Buyer  and  cash  consideration
       received  therefrom.   Accounts  payable  and  accrued  expenses  include
       estimated transaction costs of approximately $500,000.

(c) Represents historical Centigram, net of the sold CPE business unit and cash consideration received in the CPE sale.

                                                                                                                                   4


Centigram Communications Corporation
Proforma Condensed Consolidated Statements of Operations (Unaudited)
Year Ended November 1, 1997


                                                                              Centigram               Less:                Total As
(In thousands, except share and per share data)                              Consolidated              CPE                 Adjusted
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  (a)                   (b)                   (c)
Net revenue                                                                    $ 108,836             $  39,179            $  69,657
Costs and expenses:
     Cost of goods sold                                                           45,661                16,814               28,847
     Research and development                                                     21,260                 2,400               18,860
     Selling, general and administrative                                          45,611                 9,431               36,180
     Other expenses                                                                3,263                  --                  3,263
                                                                               ---------             ---------            ---------
                                                                                 115,795                28,645               87,150
                                                                               ---------             ---------            ---------
Operating income (loss)                                                           (6,959)               10,534              (17,493)
Other income and expense, net                                                      6,114                  --                  6,114
                                                                               ---------             ---------            ---------
Income (loss) before income taxes                                                   (845)               10,534              (11,379)
Provision for income taxes                                                           833                  --                    833
                                                                               ---------             ---------            ---------

Net income (loss)                                                              $  (1,678)            $  10,534            $ (12,212)
                                                                               =========             =========            =========

Basic (loss) per share                                                         $   (0.24)                                 $   (1.76)
                                                                               =========                                  =========
Diluted (loss) per share                                                       $   (0.24)                                 $   (1.76)
                                                                               =========                                  =========
Shares used in computing basic and diluted net
     loss per share                                                                6,943                                      6,943
                                                                               =========                                  =========


(a) Represents historical Centigram Consolidated Statement of Operations, including CPE business unit.

(b)  Represents CPE business unit sold, exclusive of gain realized on the sale.

(c) Represents historical Centigram Consolidated Statement of Operations, net of CPE business sold, exclusive of gain realized on the sale.

                                                                                                                                   5


Centigram Communications Corporation
Proforma Condensed Consolidated Statements of Operations (Unaudited)
Six Months Ended May 2, 1998

                                                                                 Centigram               Less:             Total As
(In thousands, except share and per share data)                                 Consolidated              CPE              Adjusted
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     (a)                  (b)                 (c)
Net revenue                                                                       $ 39,360             $ 11,376            $ 27,984
Costs and expenses:
     Cost of goods sold                                                             19,224                5,272              13,952
     Research and development                                                       10,087                1,738               8,350
     Selling, general and administrative                                            21,822                4,046              17,776
                                                                                  --------             --------            --------
                                                                                    51,133               11,056              40,078
                                                                                  --------             --------            --------
Operating income (loss)                                                            (11,773)                 320             (12,094)
Other income and expense, net                                                        1,329                 --                 1,329
                                                                                  --------             --------            --------
Income (loss) before income taxes                                                  (10,444)                 320             (10,765)
Provision for income taxes                                                             140                 --                   140
                                                                                  --------             --------            --------

Net income (loss)                                                                 $(10,584)            $    320            $(10,905)
                                                                                  ========             ========            ========

Basic (loss) per share                                                            $  (1.51)                                $  (1.56)
                                                                                  ========                                 ========
Diluted (loss) per share                                                          $  (1.51)                                $  (1.56)
                                                                                  ========                                 ========
Shares used in computing basic and diluted net
     loss per share                                                                  7,006                                    7,006
                                                                                  ========                                 ========

(a) Represents historical Centigram Consolidated Statement of Operations, including CPE business unit.

(b)  Represents CPE business unit sold, exclusive of gain realized on the sale.

(c) Represents historical Centigram, net of the sold CPE business unit and cash consideration received in the CPE sale.


                                                                                                                                   6